UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2011

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

During the last week of April 2011, a large and violent tornado outbreak – among the largest in U.S. history – occurred, causing hundreds of deaths and severe destruction to large areas of southern, midwestern and northeastern United States. The worst hit area was the state of Alabama, particularly the city of Tuscaloosa.

On June 5, 2011, we issued a press release to provide an initial estimate of losses related to the tornado outbreak. We expect losses of approximately $50 to $70 million for this event.

The net loss for this event, which will be recorded in our second quarter 2011 results, will primarily impact our Catastrophe, North America, and Global (Non-U.S.) Specialty sub-segments.

Loss estimates are pre-tax, net of retrocession and reinstatement premiums, and relate to all reinsurance contracts and insurance-linked securities expected to be impacted by these events.

On May 22, 2011, a series of tornadoes struck the midwestern United States, including Joplin, Missouri. Although we have exposure to losses from these events, at this time, information reported from cedants and brokers is very limited and therefore we are unable to estimate the level of losses we have incurred as a result of these events. If our losses from the May 22, 2011 tornadoes are significant, our results of operations may be adversely affected.

Forward-Looking Statements

The disclosure in this Form 8-K contains forward-looking statements. Forward-looking statements are made based upon our assumptions and expectations concerning the potential effect of future events on our financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Our forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments.

In some cases, you can identify forward-looking statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “intend,” “plans,” “anticipates,” “believes,” “hopes,” “estimates,” “predicts,” “projects,” “potential,” “will likely result” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, estimated losses due to catastrophes and other events, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by such forward-looking statements, including those factors described under the caption entitled “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2010 (“2010 10-K”) and our quarterly report on Form 10-Q for the three months ended March 31, 2011 (“First Quarter 2011 10-Q”). You should specifically consider the numerous risks outlined under “Risk Factors” in our 2010 10-K and in our First Quarter 2011 10-Q.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the respective dates of this Form 8-K, the 2010 10-K or the First Quarter 2011 10-Q to conform our prior statements to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	June 7, 2011	By:	/s/ Amanda E. Sodergren
			Name:	Amanda E. Sodergren
			Title:	Chief Legal Counsel